                    SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section
240.14a-12

                         THE ROYCE FUND
        (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
                            applies:

 2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date filed:

                                        	   PRELIMINARY PROXY STATEMENT

           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         THE ROYCE FUND


To the Shareholders of
ROYCE SELECT FUND:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of ROYCE SELECT FUND (the "Fund"), a series of The Royce Fund (the "Trust"), will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York, on April 21, 1999 at 2:00 p.m. (Eastern Time), for the following purposes:

     1. To approve an amendment to Paragraph 4 (Compensation of the Adviser) of the Investment Advisory Agreement for the Fund, changing the application of the high watermark test for the 12.5% performance fee from quarter-end to daily after December 31, 1999.

     2. To transact such other business as may come before the meeting or any adjournments thereof.


      The Board of Trustees has fixed the close of business on March 18, 1999 as the record date for the determination of those shareholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

      Royce Select Fund's Annual Report to Shareholders for the period ended December 31, 1998 was previously mailed to shareholders, and copies of it are available upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                           IMPORTANT

      To save the Trust the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the meeting. The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                              By order of the Board of Trustees,


                              John E. Denneen
                              Secretary
March __, 1999

                     PROXY STATEMENT FOR SPECIAL MEETING
                      OF SHAREHOLDERS OF THE ROYCE FUND

      The enclosed Proxy is solicited on behalf of the Trustees of The Royce Fund for use at the Special Meeting of Shareholders of Royce Select Fund, a series of the Trust, to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, New York 10019 (10th Floor), at 2:00 p.m., Eastern Time, on April 21, 1999 and at any adjournments thereof.

      The purpose of the meeting is the approval of an amendment to the Investment Advisory Agreement for the Fund to provide for a daily 12.5% total return performance fee after December 31, 1999.

      The Proxy may be revoked at any time before it is exercised by written instructions to the Trust or by filing a new Proxy with a later date, and any shareholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy.

     Shares represented by all properly executed proxies received in time for the meeting will be voted. Where a shareholder has specified a choice on the Proxy with respect to Proposal 1 in the Notice of Special Meeting, his or her shares will be voted accordingly. If no directions are given, the shareholder's shares will be voted in favor of this Proposal. The cost of soliciting proxies will be borne by Royce & Associates, Inc. ("Royce"), the Fund's investment adviser, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Trust and/or Royce may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Special Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the meeting, who serve as Inspectors and Judges of Voting at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

      On March 18, 1999, the record date for the meeting, there were ______ shares of the Fund outstanding. The shareholders entitled to vote are those of record on that date. Each share is entitled to one vote on each item of business at the meeting. The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the Fund's outstanding shares of beneficial interest as of the record date.


Name and Address      	Amount and Nature           	Percentage
of Owner                of Ownership                	of Class
----------------	-----------------		----------
Charles M. Royce      	_______ shares              	___%
1414  Avenue  of the  	(Record and beneficial -
Americas              	sole
New York, NY 10019    	investment and voting
                      	power)

As of such date, all of the Trustees and officers of the Trust as a group owned _____ shares of the Fund (___% of the outstanding shares).


                         APPROVAL OR DISAPPROVAL OF
                           AMENDMENT TO THE FUND'S
                        INVESTMENT ADVISORY AGREEMENT
                                (PROPOSAL 1)

      Under the existing Investment Advisory Agreement, Royce, the Fund's investment adviser, is entitled to receive from the Fund, as compensation for its services to the Fund and for paying the Fund's other ordinary operating expenses, a performance fee of 12.5% of the Fund's pre-fee total return. The proposed amendment to the Investment Advisory Agreement leaves this fee percentage unchanged. It also leaves unchanged the initial period for measuring performance - from November 18, 1998, the date on which the Fund commenced operations, to December 31, 1999. Rather, the proposed amendment seeks to change only the post-December 31, 1999 high watermark testing periods from quarter-end to daily.

      Set forth below is information about the Fund's existing compensation-operating expense arrangement with Royce and the proposed amendment.


     Existing Fee - Expense Arrangement

      As compensation for its services to the Fund and for paying the Fund's other operating expenses as set forth below, Royce is entitled to receive from the Fund a performance fee of 12.5% of the Fund's pre-fee total return. This fee is calculated and accrued daily, based on the value of the Fund's then current net assets. The fee for the period from November 18, 1998, the date on which the Fund commenced operations, through December 31, 1999 is payable at December 31, 1999. Fees for each calendar quarter ending after December 31, 1999 are payable at the end of the quarter.

      Fees are payable to Royce in respect of any Fund share outstanding at any time during the applicable period. Royce will not reimburse fees to the Fund because of negative total returns occurring after the date on which they are payable. Fees are, however, subject to a high watermark test - Fund shares will not bear a fee during any period when the Fund's pre-fee cumulative total return from November 18, 1998 to the end of the period does not exceed its pre-fee cumulative total return to the date as of which a performance fee was last paid.

      Royce is responsible for paying all of the Fund's other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

     Proposed Amendment

      As stated above, the proposed amendment would retain a high watermark test subsequent to December 31, 1999. It would, however, switch the post-December 31, 1999 testing periods from calendar quarter-end to daily and have any and all performance fees accrued during a calendar month payable at the end of that month. Royce believes that this change will better align the fee measurement periods with the way investors should view a fund manager's performance - that is, using peak-to-peak full market cycles, rather than calendar periods.

      The proposed amendment would benefit Royce by allowing Royce to receive fees for positive total return performance within a calendar quarter without requiring, as under the existing arrangement, the reversal of those fees for any negative total return performance occurring later in that quarter. When the Trustees considered and approved the existing Investment Advisory Agreement in _______ 1998, neither they nor Royce focused on the impact on Fund shareholders or Royce of using post-December 31, 1999 calendar quarter-end testing periods versus daily ones. Having done so now, the Trustees share Royce's views that the quarterly approach may inadvertently penalize
Royce and give some Fund shareholders making purchases during negative performance periods an unbargained for fee credit, at Royce's expense, arising from the reversal of fees previously accrued. Under the daily high watermark test, this reversal would not occur. The Trustees believe the revised high watermark test should be sufficient to penalize Royce for negative performance.

      A copy of the proposed amendment to Paragraph 4 of the Investment Advisory Agreement is attached as Exhibit A to this Proxy Statement.


     Recommendation of the Trustees; Required Votes

      THE TRUSTEES RECOMMEND THAT THE FUND'S SHAREHOLDERS VOTE TO APPROVE THE INVESTMENT ADVISORY AGREEMENT AMENDMENT. Such approval will require the favorable vote of the lesser of (i) more than 50% of the Fund's outstanding shares and (ii) 67% or more of the Fund's shares present at the meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy.

      Charles M. Royce, the owner of approximately ___% of the Fund's outstanding shares, has advised the Trust the he expects to vote such shares For the Proposal.


     Adjournment of Meeting; Other Matters

      In the event that sufficient votes in favor of Proposal 1 in the Notice of Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of  a  majority  of  the
shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1. They will vote against any such adjournment those proxies required to be voted against Proposal 1.

      While the meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matter stated in the Notice of Special Meeting. However, if any additional matter properly comes before the meeting and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.


     Royce

      Royce's principal office is located at 1414 Avenue of the Americas, New York, New York 10019. Charles M. Royce is the President, Secretary, Treasurer, sole director and sole voting shareholder of Royce. Mr. Royce is also the President, Treasurer and a Trustee of the Trust.


     Shareholder Proposals

      The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 1414 Avenue of the Americas, New York, New York 10019.


     PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

		                                  EXHIBIT A



      "4. Compensation of the Adviser. As compensation for its services to the Series and for agreeing to pay the Series' operating expenses as set forth under Paragraph 3 hereof, the Fund agrees to cause the Series to pay to the Adviser a performance fee of 12.5% of the Series' pre-fee total return. Such fee shall be calculated daily, based on the value of the Series' then current net assets. For the period from November 18, 1998, the date on which the Series commenced operations, through December 31, 1999, such fee will be based on the Series' cumulative pre-fee total return for that period, and the accrued fee for that period will be payable as of December 31, 1999. Daily fees accrued during each calendar month ending after December 31, 1999 will be payable at the end of that month. After December 31, 1999, fees shall become subject to a high watermark test, so that Series shares shall not bear a fee for any day after December 31, 1999 on which the Series' pre-fee cumulative total return from November 18, 1998 through that day does not exceed its pre-fee cumulative total return since December 31, 1999, or November 18, 1998 if the Fund's performance from that date to December 31, 1999 was negative. However, the Adviser shall not be obligated to reimburse any fees accrued after December 31, 1999 because of any negative total returns occurring after their accrual."

                                    PROXY


PROXY     		    ROYCE SELECT FUND   			PROXY
                         1414 Avenue of the Americas
                             New York, NY 10019

         This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the Fund held of record by the undersigned on March 18, 1999 at the Special Meeting of Shareholders to be held on April 21, 1999, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL
1.

         PLEASE VOTE , DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                          IN THE ENCLOSED ENVELOPE.

  Please sign exactly as your name(s) appear(s) on reverse. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?     		DO YOU HAVE ANY COMMENTS?

_______________________________         _______________________________

_______________________________         ________________________________

_______________________________         ________________________________

X PLEASE MARK VOTES
  AS IN THIS EXAMPLE

_________________________________________________
ROYCE SELECT FUND
_________________________________________________

				               	     For    Against   Abstain

               1.PROPOSAL TO APPROVE AN AMEND-       /  /     /  /     /  /
                 MENT TO PARAGRAPH 4 (COMPENSATION
                 OF THE ADVISER) OF THE INVESTMENT
                 ADVISORY AGREEMENT FOR ROYCE
                 SELECT FUND, CHANGING THE APPLICA-
                 TION OF THE HIGH WATERMARK TEST
                 FOR THE 12.5% PERFORMANCE FEE FROM
                 QUARTER-END TO DAILY AFTER DECEM-
                 BER 31, 1999.

               2.THE PROXIES ARE AUTHORIZED TO VOTE  /  /     /  /     /  /
                 UPON SUCH OTHER MATTERS AS MAY
                 PROPERLY COME BEFORE THE MEETING.




Please be sure to sign and date this Proxy.    Date:

Mark box at right if an address change   /  /
or comment has been noted on the
reverse side of this card.



Shareholder sign here     Co-owner sign here           RECORD DATE SHARES: